Financial Risk Management	12 Months Ended
Dec. 31, 2020
Financial Risk Management
Financial Risk Management

15. Financial Risk Management

The Partnership’s activities expose it to a variety of financial risks, including market risk, liquidity risk and credit risk. The Partnership’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Partnership’s financial performance. The Partnership makes use of derivative financial instruments such as interest rate swaps and forward foreign exchange contracts to mitigate certain risk exposures.

Market risk

Interest Rate Risk: The Partnership is subject to market risks relating to changes in interest rates because it has floating rate debt outstanding. Significant increases in interest rates could adversely affect the Partnership’s results of operations and its ability to service its debt. The Partnership uses interest rate swaps to reduce its exposure to market risk from changes in interest rates. The principal objective of these contracts is to minimize economic risks and costs associated with its floating rate debt and not for speculative or trading purposes.  As of December 31, 2020, the Partnership had economically hedged 36.3% of its floating interest rate exposure on its outstanding borrowings (excluding the Sponsor Credit Facility) by swapping the variable rate for a fixed rate (December 31, 2019: 45.8%).

The aggregate principal amount of the Partnership’s outstanding floating rate debt which was not economically hedged as of December 31, 2020 was $831,581 (December 31, 2019: $740,631). As an indication of the extent of the Partnership’s sensitivity to interest rate changes, an increase or decrease in LIBOR of 10 basis points would have decreased or increased, respectively, the profit during the year ended December 31, 2020 by $766, based upon its debt level during the period (December 31, 2019: $782 and December 31, 2018: $933).

Interest Rate Sensitivity Analysis: The fair value of the interest rate swaps as of December 31, 2020 was estimated as a net liability of $20,337 (December 31, 2019: $8,868). For the three years ended December 31, 2020, the interest rate swaps were not designated as cash flow hedging instruments (Note 17).

The interest rate swap agreements described below are subject to market risk as they are recorded at fair value in the statement of financial position at year end. The fair value of interest rate swap liabilities increases when interest rates decrease and decreases when interest rates increase. As of December 31, 2020, if interest rates had increased or decreased by 10 basis points with all other variables held constant, the positive/(negative) impact, respectively, on the fair value of the interest rate swaps would have amounted to approximately $844 (December 31, 2019: $1,468 and December 31, 2018: $2,021) affecting Loss on derivatives in the respective periods.

Currency Risk: Currency risk is the risk that the value of financial instruments and/or the cost of commercial transactions will fluctuate due to changes in foreign exchange rates. Currency risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the Partnership’s functional currency. The Partnership is exposed to foreign exchange risk arising from various currency exposures primarily with respect to technical maintenance and crew costs denominated in euros. Specifically, for the year ended December 31, 2020, approximately $48,664 of the operating and administrative expenses were denominated in euros (December 31, 2019: $43,543 and December 31, 2018: $54,222). As of December 31, 2020, approximately $12,279 of the Partnership’s outstanding trade payables and accruals were denominated in euros (December 31, 2019: $11,817).

The Partnership uses forward foreign exchange contracts to reduce its exposure to movements in exchange rates. As an indication of the extent of the Partnership’s sensitivity to changes in exchange rate, a 10% increase in the average euro/dollar exchange rate would have decreased its profit and cash flows during the year ended December 31, 2020 by $4,866, based upon its expenses during the year (December 31, 2019: $4,354 and December 31, 2018: $5,422).

Liquidity risk

Liquidity risk is the risk that arises when the maturity of assets and liabilities does not match. An unmatched position potentially enhances profitability but can also increase the risk of losses.

The Partnership manages its liquidity risk by having secured credit lines, by receiving capital contributions to fund its commitments and by maintaining cash and cash equivalents.

The following tables detail the Partnership’s expected cash flows for its financial liabilities. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Partnership can be required to pay. The table includes both interest and principal cash flows. Variable future interest payments were determined based on an average LIBOR plus the margins applicable to the Partnership’s loans at the end of each year presented.

	Weighted-
	average
	effective	Less
	interest	than 1
	rate	month	1-3 months	3-12 months	1-5 years	5+ years	Total
December 31, 2020
Trade accounts payable		13,434	144	—	—	—	13,578
Due to related parties		—	7,525	—	—	—	7,525
Other payables and accruals*		10,043	8,053	5,401	—	—	23,497
Other non-current liabilities*		—	—	—	73	—	73
Lease liabilities		42	85	218	113	—	458
Variable interest loans	2.48%	17,999	21,272	93,479	1,062,227	228,265	1,423,242
Fixed interest loans**		—	75	229	49	—	353
Total		41,518	37,154	99,327	1,062,462	228,265	1,468,726
December 31, 2019
Trade accounts payable		13,588	2,982	60	—	—	16,630
Due to related parties		—	5,642	—	—	—	5,642
Other payables and accruals*		8,549	9,454	4,027	—	—	22,030
Other non-current liabilities*		—	—	—	231	—	231
Lease liabilities		42	85	377	428	—	932
Variable interest loans	4.05%	14,131	23,500	120,116	1,098,128	288,587	1,544,462
Fixed interest loans**		—	78	477	516	—	1,071
Total		36,310	41,741	125,057	1,099,303	288,587	1,590,998

*      Non-financial liabilities are excluded.

**    A commitment fee is charged at 1.0% on the available amount of the Sponsor Credit Facility. In addition, as of December 31, 2019, 0.9% on the available amounts of the revolving credit facility of GAS-seven Ltd. and GAS-eight Ltd. and 0.7% on the available amount of the 2019 Partnership Facility.

The amounts included above for variable interest rate instruments are subject to change if changes in variable interest rates differ from those estimates of interest rates determined at the end of the reporting period.

The following tables detail the Partnership’s expected cash flows for its derivative financial instruments. The table has been drawn up based on the undiscounted contractual net cash inflows and outflows on derivative instruments that are settled on a net basis. When the amount payable or receivable is not fixed, the amount disclosed has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the end of the reporting period. The undiscounted contractual cash flows are based on the contractual maturities of the interest rate swaps and forward foreign exchange contracts.

	Less
	than 1
	month	1-3 months	3-12 months	1-5 years	Total
December 31, 2020
Interest rate swaps	79	351	7,764	12,222	20,416
Total	79	351	7,764	12,222	20,416
December 31, 2019
Interest rate swaps	(12)	57	1,562	7,766	9,373
Forward foreign exchange contracts	(9)	(16)	32	—	7
Total	(21)	41	1,594	7,766	9,380

The Partnership expects to be able to meet its current obligations resulting from financing and operating its vessels using the liquidity existing at year-end and the cash generated by operating activities. The Partnership expects to be able to meet its long-term obligations resulting from financing its vessels through cash generated from operations.

Credit risk

Credit risk is the risk that a counterparty will fail to discharge its obligations and cause a financial loss. The Partnership is exposed to credit risk in the event of non-performance by any of its counterparties. To limit this risk, the Partnership currently deals exclusively with financial institutions and customers with high credit ratings.

	As of
	December 31,
	2019	2020
Cash and cash equivalents	96,884	103,736
Trade and other receivables	7,147	16,265
Derivative financial instruments, current and non-current portion	372	—

For the years ended December 31, 2018, December 31, 2019 and December 31, 2020, 93%,  83% and 73%, respectively, of the Partnership’s revenues  were earned from subsidiaries of Royal Dutch Shell plc (“Shell”) and accounts receivable were not collateralized; however, management believes that the credit risk is partially offset by the creditworthiness of the Partnership’s principal counterparty and the fact that the hire is being collected in advance. The Partnership did not experience any credit losses on its accounts receivable portfolio during the three years ended December 31, 2020. The carrying amount of financial assets recorded in the consolidated financial statements represents the Partnership’s maximum exposure to credit risk. Management monitors exposure to credit risk and believes that there is no substantial credit risk arising from the Partnership’s counterparty.

The credit risk on liquid funds and derivative financial instruments is limited because the direct and indirect counterparties are banks with high credit ratings assigned by international credit rating agencies.